UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 10, 2026

Kenvue Inc.
 (Exact name of registrant as specified in its charter)

Delaware	001-41697	88-1032011
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Kenvue Way Summit, New Jersey	07901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 874-1200

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	KVUE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 10, Amit Banati notified Kenvue Inc. (the “Company”) that he will step down from his position as Chief Financial Officer, effective May 12, 2026, to pursue an opportunity to serve as the chief executive officer of another company.

Prior to Mr. Banati’s departure, the Company intends to appoint a successor who will serve as principal financial officer on an interim basis in light of the Company’s pending transaction with Kimberly-Clark Corporation. Over the next three months, Mr. Banati will work in close partnership on transition matters with the Company’s leadership team, including the financial and accounting teams.

Cautions Concerning Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 regarding statements about the timing of Mr. Banati’s departure from the Company, the work he will do in the next three months and the Company’s intention to appoint a successor on an interim basis in light of the Company’s pending transaction with Kimberly-Clark Corporation.  Forward-looking statements may be identified by the use of words such as “plans,” “expects,” “may,” “will,” “anticipates,” “estimates,” “aims,” and other words of similar meaning in conjunction with, among other things: discussions of future operations and expected costs and workforce reduction. The reader is cautioned not to rely on these forward-looking statements. These statements are based on current beliefs, expectations and assumptions of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results and financial condition could vary materially from the expectations and projections of the Company and its affiliates. Potential risks and uncertainties that could cause actual results to differ from expected results include, among others, risks around the transition of Mr. Banati’s responsibilities to a successor.

A list and descriptions of additional risks, uncertainties and other factors can be found in the Company’s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and other filings, available at www.kenvue.com or on request from the Company. The Company and its affiliates undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or developments or otherwise, other than as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENVUE INC.

Date: February 12, 2026	By:	/s/ Matthew Orlando
		Name:	Matthew Orlando
		Title:	General Counsel